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                                                                   Exhibit 10.12

                       AMENDMENT NO. 3 TO CREDIT AGREEMENT

        THIS AMENDMENT NO. 3 TO CREDIT AGREEMENT (this "Amendment"), dated as of February 15, 2000, is entered into by and among:

               (1) LSI LOGIC CORPORATION, a Delaware corporation ("LSI");

               (2) LSI LOGIC JAPAN SEMICONDUCTOR, INC., a Japanese corporation ("LLJS");

               (3) Each of the financial institutions which are listed in
Schedule I of the Credit Agreement referred to in Recital A below, as such schedule has been amended by Assignment Agreements (collectively, "Lenders"); and

               (4) ABN AMRO BANK N.V., as agent for Lenders (in such capacity, "Agent").


                                    RECITALS

        A. LSI and LLJS (collectively, "Borrowers"), Lenders and Agent are parties to an Amended and Restated Credit Agreement, dated as of September 22, 1998, as amended by Amendment No. 1 to Credit Agreement, dated as of March 4, 1999, and Amendment No. 2 to Credit Agreement, dated as of November 12, 1999 (collectively, the "Credit Agreement").

        B. LSI has requested Lenders and Agent to amend the Credit Agreement to permit the issuance of additional Subordinated Debt, a portion of Net Proceeds of which will be applied to prepay the Loans in accordance with Subparagraphs 2.05(b) and (c) of the Credit Agreement and to reduce the Total U.S. Revolving Commitment to $240,000,000 in accordance with Subparagraph 2.03(b) of the Credit Agreement.

        C. Lenders and Agent are willing to amend the Credit Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrowers, Lenders and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. Unless otherwise defined herein, all capitalized terms used herein shall have the respective meanings given to those terms in the Credit Agreement. The rules of construction set forth in Section I of the Credit Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO CREDIT AGREEMENT. Subject to Paragraphs 3 and 4 below, the Credit Agreement is hereby amended as follows:

                (a) Clause (i) of Subparagraph 2.03(b) and clause (ii) of Subparagraph 2.03(b) are amended to reduce the Total U.S. Revolving Commitment set forth in the provisos to such clauses from $240,521,474.50 to $240,000,000.

                (b) Clause (iii) of Subparagraph 2.05(c) is amended to reduce the principal amount of the U.S. Loans set forth in the proviso to such clause from $240,521,474.50 to $240,000,000.

                (c) Subparagraph 5.03(e) is amended to increase the maximum amount of Subordinated Debt from $750,000,000 to $920,000,000.


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        3. REPRESENTATIONS AND WARRANTIES. Borrowers hereby represent and warrant to Agent and Lenders that the following are true and correct on the date of this Amendment and will be true and correct on the Effective Date (as defined below):

                (a) The representations and warranties of Borrowers and their Subsidiaries set forth in Paragraph 4.01 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

                (b) No Default has occurred and is continuing; and

                (c) All of the Credit Documents are in full force and effect.

        4. EFFECTIVE DATE. The amendments effected by Paragraph 2 above shall become effective on the date this Amendment is duly executed by Borrowers, Required Lenders and Agent (the "Effective Date").

        5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Credit Agreement and the other Credit Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. Except as specifically amended above, (a) the Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lenders or Agent, nor constitute a waiver of any provision of the Credit Agreement or any other Credit Document.

        6. MISCELLANEOUS.

                (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

                (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

                (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.


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        IN WITNESS WHEREOF, Borrowers, Agent and all Lenders have caused this
Amendment to be executed as of the day and year first above written. BORROWERS:
                             LSI LOGIC CORPORATION


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            LSI LOGIC JAPAN SEMICONDUCTOR, INC.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


AGENT:                                      ABN AMRO BANK N.V.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


LENDERS:                                    ABN AMRO BANK N.V.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            BANCA DI ROMA


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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                                            BANK OF AMERICA, N.A.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            BANKBOSTON, N.A.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            BANK ONE, NA


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            THE BANK OF NOVA SCOTIA


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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                                            BANQUE NATIONALE DE PARIS


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            CHIAO TUNG BANK CO., LTD.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            CREDIT LYONNAIS,
                                            LOS ANGELES BRANCH


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            DAI-ICHI KANGYO BANK, LIMITED


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            FIRST SECURITY BANK, N.A.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            FLEET NATIONAL BANK


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            THE INDUSTRIAL BANK OF JAPAN,
                                            LIMITED


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            KEYBANK NATIONAL ASSOCIATION


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            MELLON BANK


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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                                            SANWA BANK CALIFORNIA


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            SOCIETE GENERALE


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            UNION BANK OF CALIFORNIA, N.A.


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            U.S. BANK NATIONAL ASSOCIATION


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________


                                            By:_________________________________
                                               Name:____________________________
                                               Title:___________________________



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